EXHIBIT 99.05

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Annual Information Update

20 June 2007

In accordance with the requirements of Prospectus Rule 5.2.1R please find below the Annual Information Update for Shire plc (the "Company"). This is in relation to information that has been published or made available to the public between 21 June 2006 and 19 June 2007.

This Annual Information Update is also being made available on the Investors section of the Company’s website, www.shire.com.

The information referred to in this Annual Information Update was correct at the time the information was published, but some information may now be out of date.  The information appears by way of record and the Company is under no obligation to update it.

1.      Announcements made via a RIS

The documents listed below were published via a Regulatory Information Service on or around the dates indicated.

21/06/2006	Results of the Annual General Meeting
26/06/2006	Barclays PLC and their holding in Shire
Goldman Sachs and their holding in Shire
04/07/2006	Holding(s) in Company
07/07/2006	Second Quarter 2006 Results Date Notification
Correction : Second Quarter 2006 Results 28 July 2006
21/07/2006	SHIRE ANNOUNCES FILING OF SPD465
24/07/2006	Barclays PLC and their holding in Shire
Shire’s ELAPRASE (TM) Approved by the FDA
27/07/2006	Kate Nealon appointed Non Executive Director at Shire
28/07/2006	Goldman Sachs and their holding in Shire
Second quarter 2006 results
15/08/2006	Shire and Barr Settle All Pending Litigation
16/08/2006	Purchase of Shares by Employee Benefit Trust
17/08/2006	Purchase of Shares by Employee Benefit Trust
Fidelity and their holding in Shire
Goldman Sachs and their holding in Shire

Barclays PLC and their holding in Shire
Purchase of Shares by Employee Benefit Trust
18/08/2006	Goldman Sachs and their holding in Shire
Purchase of Shares by Employee Benefit Trust
Director/PDMR Shareholding
21/08/2006	Director/PDMR Shareholding
22/08/2006	Purchase of Shares by Employee Benefit Trust
Barclays PLC and their holding in Shire
Director/PDMR Shareholding
Purchase of Shares by Employee Benefit Trust
23/08/2006	Franklin Resources and their holding in Shire
Purchase of Shares by Employee Benefit Trust
24/08/2006	Jefferies International and their holding in Shire
Shire Announces NDA Submission Guanfacine for ADHD
Purchase of Shares by Employee Benefit Trust
25/08/2006	Director/PDMR Shareholding
29/08/2006	Purchase of Shares by Employee Benefit Trust
Fidelity and their holding in Shire
Purchase of Shares by Employee Benefit Trust
30/08/2006	Purchase of Shares by Employee Benefit Trust
31/08/2006	Barclays PLC and their holding in Shire
Purchase of Shares by Employee Benefit Trust
01/09/2006	Purchase of Shares by Employee Benefit Trust
04/09/2006	Purchase of Shares by Employee Benefit Trust
05/09/2006	Purchase of Shares by Employee Benefit Trust
06/09/2006	Purchase of Shares by Employee Benefit Trust
07/09/2006	Purchase of Shares by Employee Benefit Trust
08/09/2006	Shire Provides Update on MESAVANCE (TM)
Purchase of Shares by Employee Benefit Trust
11/09/2006	Purchase of Shares by Employee Benefit Trust
12/09/2006	Goldman Sachs and their holding in Shire
Purchase of Shares by Employee Benefit Trust
13/09/2006	Director/PDMR Shareholding
Purchase of Shares by Employee Benefit Trust
14/09/2006	Holding(s) in Company
15/09/2006	Purchase of Shares by Employee Benefit Trust
Purchase of Shares by Employee Benefit Trust
18/09/2006	IFRS Information – First half of 2006
Purchase of Shares by Employee Benefit Trust
19/09/2006	Purchase of Shares by Employee Benefit Trust
20/09/2006	Purchase of Shares by Employee Benefit Trust
21/09/2006	Purchase of Shares by Employee Benefit Trust
22/09/2006	Purchase of Shares by Employee Benefit Trust
25/09/2006	Purchase of Shares by Employee Benefit Trust
27/09/2006	Purchase of Shares by Employee Benefit Trust
Fidelity and their holding in Shire
Purchase of Shares by Employee Benefit Trust
28/09/2006	Director/PDMR Shareholding
Purchase of Shares by Employee Benefit Trust
29/09/2006	Purchase of Shares by Employee Benefit Trust
Purchase of Shares by Employee Benefit Trust
02/10/2006	Director/PDMR Shareholding
03/10/2006	Director/PDMR Shareholding
Shire in-licenses development rights
ADDERALL XR Paragraph IV notice received
Holding(s) in Company
04/10/2006	Purchase of shares by employee benefit trust
06/10/2006	Purchase of Shares by Employee Benefit Trust

09/10/2006	Regulatory Approval
10/10/2006	Fidelity and their holding in Shire
11/10/2006	Fidelity and their holding in Shire
12/10/2006	Holding(s) in Company
13/10/2006	Q3 2006 RESULTS DATE NOTIFICATION – Oct 27, 2006
Holding(s) in Company
18/10/2006	Purchase of Shares by Employee Benefit Trust
19/10/2006	ELAPRASE (TM) receives positive opinion in Europe
24/10/2006	Goldman Sachs Group and its holdings in Shire
27/10/2006	Excellent Q3 – upgrading 2006 revenue guidance
30/10/2006	Purchase of Shares by Employee Benefit Trust
07/11/2006	Interim IFRS Report filed with the UK Listing Authority
08/11/2006	Purchase of Shares by Employee Benefit Trust
Purchase of Shares by Employee Benefit Trust
10/11/2006	Shire sues Andrx Pharmaceuticals, L.L.C.
15/11/2006	Purchase of Shares by Employee Benefit Trust
16/11/2006	Holding(s) in Company
21/11/2006	Director/PDMR Shareholding
Director/PDMR Shareholding
27/11/2006	Blocklisting - Interim Review
01/12/2006	Director/PDMR Shareholding
12/12/2006	Dr Jeffrey Leiden appointed Non Executive Director
Director Declaration
14/12/2006	Shire receives label agreement in EU for Mezavant(TM)
15/12/2006	Total Voting Rights
18/12/2006	Holding(s) in Company
19/12/2006	Holding(s) in Company
22/12/2006	New River and Shire Receive Approvable Ltr for VYVANSE
11/01/2007	ELAPRASE approved by the European Commission
12/01/2007	Holding(s) in Company
17/01/2007	FDA Approves LIALDA first once-daily mesalamine for UC
18/01/2007	Total Voting Rights
23/01/2007	Shire licenses the North American rights for SPD754
25/01/2007	Holding(s) in Company
12/02/2007	Director/PDMR Shareholding
14/02/2007	Notice of Results
Notice of Results
15/02/2007	Total Voting Rights
20/02/2007	Shire Acquires New River
Equity financing
Final Results
RESULT OF EQUITY PLACING
22/02/2007	Director/PDMR Shareholding
23/02/2007	Director/PDMR Shareholding
Employee Benefit Trust accouncement
26/02/2007	FDA Approval of prodrug VYVANSE for treatment of ADHD
27/02/2007	Director/PDMR Shareholding
28/02/2007	Director/PDMR Shareholding
Holding(s) in Company
Holding(s) in Company
Holding(s) in Company
Holding(s) in Company
Holding(s) in Company
01/03/2007	Purchase of Shares by Employee Benefit Trust
02/03/2007	Holding(s) in Company
Purchase of Shares by Employee Benefit Trust
06/03/2007	Purchase of Shares by Employee Benefit Trust
Purchase of Shares by Employee Benefit Trust

08/03/2007	Purchase of Shares by Employee Benefit Trust
09/03/2007	Purchase of Shares by Employee Benefit Trust
Purchase of Shares by Employee Benefit Trust
13/03/2007	Purchase of Shares by Employee Benefit Trust
Purchase of Shares by Employee Benefit Trust
14/03/2007	Purchase of Shares by Employee Benefit Trust
16/03/2007	Purchase of Shares by Employee Benefit Trust
Purchase of Shares by Employee Benefit Trust
19/03/2007	LIALDA with MMX Technology for UC now Available
Merger Update
Correction to Purchase of Shares by EBT
20/03/2007	Retirement of David Pendergast at the end of 2007
21/03/2007	Shire files lawsuit
22/03/2007	Holding(s) in Company
Holding(s) in Company
Director/PDMR Shareholding
Purchase of Shares by Employee Benefit Trust
23/03/2007	IFRS results for the year ending December 31, 2006
Director/PDMR Shareholding
26/03/2007	Purchase of Shares by Employee Benefit Trust
Notice of EGM
27/03/2007	Purchase of Shares by Employee Benefit Trust
28/03/2007	Purchase of Shares by Employee Benefit Trust
Holding(s) in Company
29/03/2007	Purchase of Shares by Employee Benefit Trust
30/03/2007	Purchase of Shares by Employee Benefit Trust
02/04/2007	Director/PDMR Shareholding
Total Voting Rights
Shire Executive Annual Incentive Plan
03/04/2007	Purchase of Shares by Employee Benefit Trust
Additional Listing
04/04/2007	Shire Executive Annual Incentive Plan
Director/PDMR Shareholding
Director/PDMR Shareholding
05/04/2007	Purchase of Shares by Employee Benefit Trust
Movement of shares out of the Employee Benefit Trust
10/04/2007	Purchase of Shares by Employee Benefit Trust
16/04/2007	Results of EGM held on 16 April 2007
Holding(s) in Company
17/04/2007	Notice of Results - First Quarter 2007
Notice of Results - First Quarter 2007
18/04/2007	Tender Offer for New River Shares Successfully completed
20/04/2007	Shire Completes Acquisition of New River
25/04/2007	1st Quarter Results
01/05/2007	Total Voting Rights
02/05/2007	Shire plc announces refinancing of bank facilities
Pricing of US$1,000 million Convertible Bonds due 2014
03/05/2007	VYVANSE(TM) Receives Final DEA Schedule Classification
Publication of Offering Circular
08/05/2007	Shire announces the Exercise of Over-Allotment Option
11/05/2007	Retirement of Non-Executive Director
18/05/2007	Director/PDMR Shareholding
21/05/2007	FDA Issues Approvable Letter for SPD465
22/05/2007	Director/PDMR Shareholding
29/05/2007	Blocklisting - Interim Review
01/06/2007	Total Voting Rights
19/06/2007	Holding(s) in Company

2.  Documents filed at Companies House

All documents listed below were filed with the Registrar of Companies in England and Wales on or around the dates indicated, and can be obtained from Companies House via their website www.companieshouse.gov.uk.

Date	Document

30/06/2006	Form 88(2)R - Return of an Allotment of Shares
30/06/2006	Form 88(2)R - Return of an Allotment of Shares
30/06/2006	Form 88(2)R - Return of an Allotment of Shares
30/06/2006	Form 88(2)R - Return of an Allotment of Shares
07/07/2006	Form 88(2)R - Return of an Allotment of Shares
07/07/2006	Form 88(2)R - Return of an Allotment of Shares
11/07/2006	Form 88(2)R - Return of an Allotment of Shares
14/07/2006	Form 88(2)R - Return of an Allotment of Shares
17/07/2006	Form 88(2)R - Return of an Allotment of Shares
18/07/2006	Form 88(2)R - Return of an Allotment of Shares
18/07/2006	Form 88(2)R - Return of an Allotment of Shares
18/07/2006	Form 88(2)R - Return of an Allotment of Shares
18/07/2006	Form 363s - Annual Return
19/07/2006	Form 88(2)R - Return of an Allotment of Shares
20/07/2006	Form 88(2)R - Return of an Allotment of Shares
24/07/2006	Form 88(2)R - Return of an Allotment of Shares
25/07/2006	Form 88(2)R - Return of an Allotment of Shares
27/07/2006	Form 88(2)R - Return of an Allotment of Shares
27/07/2006	Form 88(2)R - Return of an Allotment of Shares
27/07/2006	Form 288a – Appointment of a Director
28/07/2006	Form 88(2)R - Return of an Allotment of Shares
01/08/2006	Form 88(2)R - Return of an Allotment of Shares
02/08/2006	Form 88(2)R - Return of an Allotment of Shares
03/08/2006	Form 88(2)R - Return of an Allotment of Shares
07/08/2006	Form 88(2)R - Return of an Allotment of Shares
07/08/2006	Form 88(2)R - Return of an Allotment of Shares
09/08/2006	Form 88(2)R - Return of an Allotment of Shares
10/08/2006	Form 88(2)R - Return of an Allotment of Shares
11/08/2006	Form 88(2)R - Return of an Allotment of Shares
14/08/2006	Form 88(2)R - Return of an Allotment of Shares
14/08/2006	Form 88(2)R - Return of an Allotment of Shares
15/08/2006	Form 88(2)R - Return of an Allotment of Shares
16/08/2006	Form 88(2)R - Return of an Allotment of Shares
17/08/2006	Form 88(2)R - Return of an Allotment of Shares
18/08/2006	Form 88(2)R - Return of an Allotment of Shares
21/08/2006	Form 88(2)R - Return of an Allotment of Shares
22/08/2006	Form 88(2)R - Return of an Allotment of Shares
24/08/2006	Form 88(2)R - Return of an Allotment of Shares
25/08/2006	Form 88(2)R - Return of an Allotment of Shares
25/08/2006	Form 88(2)R - Return of an Allotment of Shares
29/08/2006	Form 88(2)R - Return of an Allotment of Shares
29/08/2006	Form 88(2)R - Return of an Allotment of Shares
31/08/2006	Form 88(2)R - Return of an Allotment of Shares

01/09/2006	Form 88(2)R - Return of an Allotment of Shares
04/09/2006	Form 88(2)R - Return of an Allotment of Shares
05/09/2006	Form 88(2)R - Return of an Allotment of Shares
05/09/2006	Form 88(2)R - Return of an Allotment of Shares
06/09/2006	Form 88(2)R - Return of an Allotment of Shares
11/09/2006	Form 88(2)R - Return of an Allotment of Shares
11/09/2006	Form 88(2)R - Return of an Allotment of Shares
13/09/2006	Form 88(2)R - Return of an Allotment of Shares
13/09/2006	Form 88(2)R - Return of an Allotment of Shares
04/10/2006	Form 88(2)R - Return of an Allotment of Shares
04/10/2006	Form 88(2)R - Return of an Allotment of Shares
04/10/2006	Form 88(2)R - Return of an Allotment of Shares
04/10/2006	Form 88(2)R - Return of an Allotment of Shares
09/10/2006	Form 88(2)R - Return of an Allotment of Shares
09/10/2006	Form 88(2)R - Return of an Allotment of Shares
09/10/2006	Form 88(2)R - Return of an Allotment of Shares
09/10/2006	Form 88(2)R - Return of an Allotment of Shares
13/10/2006	Form 88(2)R - Return of an Allotment of Shares
13/10/2006	Form 88(2)R - Return of an Allotment of Shares
13/10/2006	Form 88(2)R - Return of an Allotment of Shares
13/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
16/10/2006	Form 88(2)R - Return of an Allotment of Shares
18/10/2006	Form 88(2)R - Return of an Allotment of Shares
19/10/2006	Form 88(2)R - Return of an Allotment of Shares
20/10/2006	Form 88(2)R - Return of an Allotment of Shares
23/10/2006	Form 88(2)R - Return of an Allotment of Shares
23/10/2006	Form 88(2)R - Return of an Allotment of Shares
24/10/2006	Form 88(2)R - Return of an Allotment of Shares
25/10/2006	Form 88(2)R - Return of an Allotment of Shares
26/10/2006	Form 88(2)R - Return of an Allotment of Shares
30/10/2006	Form 88(2)R - Return of an Allotment of Shares
31/10/2006	Form 88(2)R - Return of an Allotment of Shares
02/11/2006	Form 88(2)R - Return of an Allotment of Shares
06/11/2006	Form 88(2)R - Return of an Allotment of Shares
06/11/2006	Form 88(2)R - Return of an Allotment of Shares
08/11/2006	Form 88(2)R - Return of an Allotment of Shares
09/11/2006	Form 88(2)R - Return of an Allotment of Shares
10/11/2006	Form 88(2)R - Return of an Allotment of Shares
13/11/2006	Form 88(2)R - Return of an Allotment of Shares
14/11/2006	Form 88(2)R - Return of an Allotment of Shares
15/11/2006	Form 88(2)R - Return of an Allotment of Shares
17/11/2006	Form 88(2)R - Return of an Allotment of Shares
17/11/2006	Form 88(2)R - Return of an Allotment of Shares
24/11/2006	Form 88(2)R - Return of an Allotment of Shares
24/11/2006	Form 88(2)R - Return of an Allotment of Shares

24/11/2006	Form 88(2)R - Return of an Allotment of Shares
24/11/2006	Form 88(2)R - Return of an Allotment of Shares
24/11/2006	Form 88(2)R - Return of an Allotment of Shares
24/11/2006	Form 88(2)R - Return of an Allotment of Shares
24/11/2006	Form 88(2)R - Return of an Allotment of Shares
27/11/2006	Form 88(2)R - Return of an Allotment of Shares
27/11/2006	Form 122
28/11/2006	Form 88(2)R - Return of an Allotment of Shares
28/11/2006	Form 88(2)R - Return of an Allotment of Shares
29/11/2006	Form 88(2)R - Return of an Allotment of Shares
29/11/2006	Form 88(2)R - Return of an Allotment of Shares
30/11/2006	Form 88(2)R - Return of an Allotment of Shares
30/11/2006	Form 88(2)R - Return of an Allotment of Shares
04/12/2006	Form 88(2)R - Return of an Allotment of Shares
04/12/2006	Form 88(2)R - Return of an Allotment of Shares
04/12/2006	Form 88(2)R - Return of an Allotment of Shares
04/12/2006	Form 88(2)R - Return of an Allotment of Shares
04/12/2006	Form 88(2)R - Return of an Allotment of Shares
05/12/2006	Form 88(2)R - Return of an Allotment of Shares
06/12/2006	Form 88(2)R - Return of an Allotment of Shares
06/12/2006	Form 88(2)R - Return of an Allotment of Shares
07/12/2006	Form 88(2)R - Return of an Allotment of Shares
07/12/2006	Form 88(2)R - Return of an Allotment of Shares
07/12/2006	Form 88(2)R - Return of an Allotment of Shares
08/12/2006	Form 88(2)R - Return of an Allotment of Shares
08/12/2006	Form 88(2)R - Return of an Allotment of Shares
08/12/2006	Form 88(2)R - Return of an Allotment of Shares
11/12/2006	Form 88(2)R - Return of an Allotment of Shares
11/12/2006	Form 88(2)R - Return of an Allotment of Shares
12/12/2006	Form 88(2)R - Return of an Allotment of Shares
13/12/2006	Form 88(2)R - Return of an Allotment of Shares
14/12/2006	Form 88(2)R - Return of an Allotment of Shares
15/12/2006	Form 88(2)R - Return of an Allotment of Shares
15/12/2006	Form 88(2)R - Return of an Allotment of Shares
15/12/2006	Form 88(2)R - Return of an Allotment of Shares
19/12/2006	Form 88(2)R - Return of an Allotment of Shares
19/12/2006	Form 88(2)R - Return of an Allotment of Shares
20/12/2006	Form 88(2)R - Return of an Allotment of Shares
20/12/2006	Form 88(2)R - Return of an Allotment of Shares
21/12/2006	Form 88(2)R - Return of an Allotment of Shares
21/12/2006	Form 88(2)R - Return of an Allotment of Shares
02/01/2007	Form 88(2)R - Return of an Allotment of Shares
02/01/2007	Form 88(2)R - Return of an Allotment of Shares
02/01/2007	Form 88(2)R - Return of an Allotment of Shares
02/01/2007	Form 88(2)R - Return of an Allotment of Shares
02/01/2007	Form 288a – Appointment of a Director
03/01/2007	Form 88(2)R - Return of an Allotment of Shares
03/01/2007	Form 88(2)R - Return of an Allotment of Shares
03/01/2007	Form 88(2)R - Return of an Allotment of Shares
10/01/2007	Form 88(2)R - Return of an Allotment of Shares
10/01/2007	Form 88(2)R - Return of an Allotment of Shares
10/01/2007	Form 88(2)R - Return of an Allotment of Shares

11/01/2007	Form 88(2)R - Return of an Allotment of Shares
12/01/2007	Form 88(2)R - Return of an Allotment of Shares
15/01/2007	Form 88(2)R - Return of an Allotment of Shares
16/01/2007	Form 88(2)R - Return of an Allotment of Shares
16/01/2007	Form 88(2)R - Return of an Allotment of Shares
17/01/2007	Form 88(2)R - Return of an Allotment of Shares
17/01/2007	Form 88(2)R - Return of an Allotment of Shares
17/01/2007	Form 88(2)R - Return of an Allotment of Shares
19/01/2007	Form 88(2)R - Return of an Allotment of Shares
19/01/2007	Form 88(2)R - Return of an Allotment of Shares
19/01/2007	Form 88(2)R - Return of an Allotment of Shares
19/01/2007	Form 288b - Resignation of a Director
23/01/2007	Form 88(2)R - Return of an Allotment of Shares
23/01/2007	Form 88(2)R - Return of an Allotment of Shares
24/01/2007	Form 88(2)R - Return of an Allotment of Shares
24/01/2007	Form 88(2)R - Return of an Allotment of Shares
26/01/2007	Form 88(2)R - Return of an Allotment of Shares
26/01/2007	Form 88(2)R - Return of an Allotment of Shares
26/01/2007	Form 88(2)R - Return of an Allotment of Shares
29/01/2007	Form 88(2)R - Return of an Allotment of Shares
29/01/2007	Form 88(2)R - Return of an Allotment of Shares
30/01/2007	Form 88(2)R - Return of an Allotment of Shares
01/02/2007	Form 88(2)R - Return of an Allotment of Shares
01/02/2007	Form 88(2)R - Return of an Allotment of Shares
01/02/2007	Form 88(2)R - Return of an Allotment of Shares
06/02/2007	Form 88(2)R - Return of an Allotment of Shares
06/02/2007	Form 88(2)R - Return of an Allotment of Shares
06/02/2007	Form 88(2)R - Return of an Allotment of Shares
09/02/2007	Form 88(2)R - Return of an Allotment of Shares
09/02/2007	Form 88(2)R - Return of an Allotment of Shares
14/02/2007	Form 88(2)R - Return of an Allotment of Shares
14/02/2007	Form 88(2)R - Return of an Allotment of Shares
14/02/2007	Form 88(2)R - Return of an Allotment of Shares
16/02/2007	Form 88(2)R - Return of an Allotment of Shares
16/02/2007	Form 88(2)R - Return of an Allotment of Shares
16/02/2007	Form 88(2)R - Return of an Allotment of Shares
21/02/2007	Form 88(2)R - Return of an Allotment of Shares
21/02/2007	Form 88(2)R - Return of an Allotment of Shares
21/02/2007	Form 88(2)R - Return of an Allotment of Shares
26/02/2007	Form 88(2)R - Return of an Allotment of Shares
27/02/2007	Form 88(2)R - Return of an Allotment of Shares
28/02/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
14/03/2007	Form 88(2)R - Return of an Allotment of Shares
23/03/2007	Form 88(2)R - Return of an Allotment of Shares

23/03/2007	Form 88(2)R - Return of an Allotment of Shares
23/03/2007	Form 88(2)R - Return of an Allotment of Shares
23/03/2007	Form 88(2)R - Return of an Allotment of Shares
27/03/2007	Form 88(2)R - Return of an Allotment of Shares
27/03/2007	Form 88(2)R - Return of an Allotment of Shares
27/03/2007	Form 88(2)R - Return of an Allotment of Shares
04/04/2007	Form 88(2)R - Return of an Allotment of Shares
04/04/2007	Form 88(2)R - Return of an Allotment of Shares
04/04/2007	Form 88(2)R - Return of an Allotment of Shares
04/04/2007	Form 88(2)R - Return of an Allotment of Shares
04/04/2007	Form 88(2)R - Return of an Allotment of Shares
16/04/2007	Form 88(2)R - Return of an Allotment of Shares
16/04/2007	Form 88(2)R - Return of an Allotment of Shares
16/04/2007	Form 88(2)R - Return of an Allotment of Shares
16/04/2007	Form 88(2)R - Return of an Allotment of Shares
16/04/2007	Form 88(2)R - Return of an Allotment of Shares
16/04/2007	Form 88(2)R - Return of an Allotment of Shares
18/04/2007	Form 88(2)R - Return of an Allotment of Shares
18/04/2007	Form 88(2)R - Return of an Allotment of Shares
18/04/2007	Form 88(2)R - Return of an Allotment of Shares
23/04/2007	Form 88(2)R - Return of an Allotment of Shares
23/04/2007	Form 88(2)R - Return of an Allotment of Shares
23/04/2007	Form 88(2)R - Return of an Allotment of Shares
23/04/2007	Form 88(2)R - Return of an Allotment of Shares
27/04/2007	Form 88(2)R - Return of an Allotment of Shares
27/04/2007	Form 88(2)R - Return of an Allotment of Shares
27/04/2007	Form 88(2)R - Return of an Allotment of Shares
02/05/2007	Form 88(2)R - Return of an Allotment of Shares
02/05/2007	Form 88(2)R - Return of an Allotment of Shares
02/05/2007	Form 88(2)R - Return of an Allotment of Shares
02/05/2007	Form 88(2)R - Return of an Allotment of Shares
02/05/2007	Form 88(2)R - Return of an Allotment of Shares
04/05/2007	Form 88(2)R - Return of an Allotment of Shares
10/05/2007	Form 88(2)R - Return of an Allotment of Shares
10/05/2007	Form 88(2)R - Return of an Allotment of Shares
10/05/2007	Form 88(2)R - Return of an Allotment of Shares
10/05/2007	Form 88(2)R - Return of an Allotment of Shares
10/05/2007	Form 88(2)R - Return of an Allotment of Shares
10/05/2007	Form 288b – Resignation of a Director
16/05/2007	Form 88(2)R - Return of an Allotment of Shares
16/05/2007	Form 88(2)R - Return of an Allotment of Shares
16/05/2007	Form 88(2)R - Return of an Allotment of Shares
24/05/2007	Form 88(2)R - Return of an Allotment of Shares
24/05/2007	Form 88(2)R - Return of an Allotment of Shares
24/05/2007	Form 88(2)R - Return of an Allotment of Shares
24/05/2007	Form 88(2)R - Return of an Allotment of Shares
24/05/2007	Form 88(2)R - Return of an Allotment of Shares
24/05/2007	Form 88(2)R - Return of an Allotment of Shares
24/05/2007	Form 88(2)R - Return of an Allotment of Shares
30/05/2007	Form 88(2)R - Return of an Allotment of Shares
30/05/2007	Form 88(2)R - Return of an Allotment of Shares
30/05/2007	Form 88(2)R - Return of an Allotment of Shares

30/05/2007	Form 88(2)R - Return of an Allotment of Shares
06/06/2007	Form 88(2)R - Return of an Allotment of Shares
06/06/2007	Form 88(2)R - Return of an Allotment of Shares
06/06/2007	Form 88(2)R - Return of an Allotment of Shares
06/06/2007	Form 88(2)R - Return of an Allotment of Shares
12/06/2007	Form 88(2)R - Return of an Allotment of Shares
12/06/2007	Form 88(2)R - Return of an Allotment of Shares
12/06/2007	Form 88(2)R - Return of an Allotment of Shares
12/06/2007	Form 88(2)R - Return of an Allotment of Shares
12/06/2007	Form 88(2)R - Return of an Allotment of Shares

3.      Documents filed with the Securities and Exchange Commission (“SEC”)

The Company submitted filings to the SEC in compliance with its obligations under national laws and rules dealing with the regulation of securities, issuers of securities and securities markets by virtue of having American Depository shares admitted to trading on the NASDAQ.  Full details of these filings can be found on the SEC’s website at www.sec.gov.

4.      Documents sent to Shareholders

The following documents were published and sent to shareholders.  They are available on the Company’s website.

Date	Document

26/03/2007	Notice of Extraordinary General Meeting
21/05/2007	Annual Report and Accounts
21/05/2007	Notice of Annual General Meeting

A copy of this Annual Information Update and copies of the documents referred to in it can be obtained from the Deputy Company Secretary at the Company’s registered office.

T May
Company Secretary

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases.  The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.